1st Quarter 2011 Financial Results Presentation

May 9, 2011

STIFEL FINANCIAL

Forward-Looking Statements

This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, "SF" or the "Company"). These statements can be identified by the use of the words "may," "will," "should," "could," "would," "plan," "potential," "estimate," "project," "believe," "intend," "anticipate," "expect," and similar expressions. In particular, these statements may refer to our goals, intentions, and expectations, our business plans and growth strategies, our ability to integrate and manage our acquired businesses, estimates of our risks and future costs and benefits, and forecasted demographic and economic trends relating to our industry.

You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made. We will not update these forward-looking statements, even though our situation may change in the future, unless we are obligated to do so under federal securities laws.

Actual results may differ materially and reported results should not be considered as an indication of future performance. Factors that could cause actual results to differ are included in the Company's annual and quarterly reports and from time to time in other reports filed by the Company with the Securities and Exchange Commission and include, among other things, changes in general economic and business conditions, actions of competitors, regulatory and legal actions, changes in legislation, and technology changes.

Chairman's Comments

Ronald J. Kruszewski, Chairman, President and Chief Executive Officer of Stifel Financial Corp. commented:

"Following our record fourth quarter results, the first quarter of 2011 proved to be our second best quarter in terms of net revenues, net income and diluted EPS. We also achieved our pre-tax margin goal of 15% on a non-GAAP basis. These results highlight our company's continued ability to capitalize on opportunities in serving both our growing private client base and middle-market companies."

"Consistent with industry trends, our investment banking results in the quarter were sequentially lower, primarily impacted by a decline in advisory and municipal underwriting activity, particularly when compared with our record fourth quarter revenues. Our pipeline remains promising, with a significant weighting in the technology sector."


Financial
Results

Stifel Financial Corp. Results
Three months ended March 31, 2011

($ in thousands, except per share amounts)	Three Months Ended March 31, 2011 GAAP	Merger-Related Charges [1]	Non-GAAP	Three Months Ended 3/31/10 (GAAP)	% Change[2]	12/31/10 (Non-GAAP)	% Change[2]
Net revenues	$ 366,613	$ 6	$ 366,619	$ 312,030	*17.5%*	$ 402,787	*(9.0%)*
Compensation and benefits	231,166	244	231,410	206,242	*12.2%*	237,359	*(2.5%)*
Non-comp operating expenses	84,763	(2,705)	82,058	66,223	*23.9%*	89,049	*(7.9%)*
Total non-interest expenses	315,929	(2,461)	313,468	272,465	*15.0%*	326,408	*(4.0%)*
Income before income taxes	50,684	2,467	53,151	39,565	*34.3%*	76,379	*(30.4%)*
Provision for income taxes	19,286	939	20,225	15,825	*27.8%*	29,061	*(30.4%)*
Net income	$ 31,398	$ 1,528	$ 32,926	$ 23,740	*38.7%*	$ 47,318	*(30.4%)*
Earnings per share: [3]							
Basic	$ 0.60		$ 0.63	$ 0.52	*21.2%*	$ 0.97	*(35.1%)*
Diluted	$ 0.50		$ 0.52	$ 0.45	*15.6%*	$ 0.82	*(36.6%)*
Ratios to net revenues:							
Compensation and benefits	63.1%		63.1%	66.1%		58.9%	
Non-comp operating expenses	23.1%		22.4%	21.2%		22.1%	
Income before income taxes	13.8%		14.5%	12.7%		19.0%	

[1] Merger-related charges consist primarily of operating expenses related to legacy TWPG (primarily market data service fees, professional fees and litigation costs).

[2] Quarterly results compare non-GAAP results for the quarter ended March 31, 2011 to GAAP results for the year-ago period and to non-GAAP results for the quarter ended December 31, 2010.

[3] All per share information has been retroactively adjusted to reflect the April 2011 three-for-two stock split.

STIFEL FINANCIAL

Source of Revenues

($ in thousands)	Quarter Ended 3/31/11	3/31/10	% Change	12/31/10	% Change
Revenues					
Commissions	$ 155,786	$ 105,035	48.3%	$ 139,605	11.6%
Principal transactions	92,859	117,420	(20.9%)	89,996	3.2%
Asset mgt and service fees	57,680	41,103	40.3%	57,042	1.1%
Investment banking	41,418	34,221	21.0%	90,975	(54.5%)
Other	6,256	1,945	221.6%	10,497	(40.4%)
Total operating revenues	353,999	299,724	18.1%	388,115	(8.8%)
Interest revenue	18,856	14,647	28.7%	18,307	3.0%
Total revenues	372,855	314,371	18.6%	406,422	(8.3%)
Interest expense	6,242	2,341	166.6%	4,823	29.4%
Net revenues	$ 366,613	$ 312,030	17.5%	$ 401,599	(8.7%)

STIFEL FINANCIAL

Principal Transactions Revenues

($ in thousands)	Quarter Ended 3/31/11	3/31/10	% Change	12/31/10	% Change
Taxable debt	$ 51,419	$ 64,691	(20.5%)	$ 46,924	9.6%
Municipal debt	19,538	16,842	16.0%	18,520	5.5%
Equities	11,623	22,284	(47.8%)	11,396	2.0%
Other	10,279	13,603	(24.4%)	13,156	(21.9%)
	$ 92,859	$ 117,420	(20.9%)	$ 89,996	3.2%

STIFEL FINANCIAL

Investment Banking Revenues

	Quarter Ended				
($ in thousands)	3/31/11	3/31/10	% Change	12/31/10	% Change
Capital raising	$ 32,358	$ 25,307	27.9%	$ 50,404	(35.8%)
Advisory	9,060	8,914	1.6%	40,571	(77.7%)
	$ 41,418	$ 34,221	21.0%	$ 90,975	(54.5%)

Non-Interest Expenses
Three months ended March 31, 2011

($ in thousands)	Quarter Ended Non-GAAP 3/31/11	GAAP 3/31/10	% Change	Non-GAAP 12/31/10	% Change	% of Net revenues 3/31/11	3/31/10	12/31/10
Net revenues	$ 366,619	$ 312,030	17.5%	$ 402,787	(9.0%)	100.0%	100.0%	100.0%
Compensation and benefits	212,359	186,970	13.6%	222,797	(4.7%)	57.9%	59.9%	55.3%
Transitional pay [1]	19,051	19,272	(1.1%)	14,562	30.8%	5.2%	6.2%	3.6%
Total compensation and benefits	231,410	206,242	12.2%	237,359	(2.5%)	63.1%	66.1%	58.9%
Occupancy and equipment rental	29,431	24,858	18.4%	30,436	(3.3%)	8.0%	8.0%	7.5%
Communication and office supplies	18,656	14,418	29.4%	18,313	1.9%	5.1%	4.6%	4.5%
Commissions and floor brokerage	6,669	5,744	16.1%	7,124	(6.4%)	1.8%	1.8%	1.8%
Other operating expenses	27,302	21,203	28.8%	33,176	(17.7%)	7.5%	6.8%	8.3%
Total non-comp operating expenses	82,058	66,223	23.9%	89,049	(7.9%)	22.4%	21.2%	22.1%
Total non-interest expense	313,468	272,465	15.0%	326,408	(4.0%)	85.5%	87.3%	81.0%
Income before income taxes	53,151	39,565	34.3%	76,379	(30.4%)	14.5%	12.7%	19.0%
Provision for income taxes	20,225	15,825	27.8%	29,061	(30.4%)	5.5%	5.1%	7.2%
Non-GAAP net income	$ 32,926	$ 23,740	38.7%	$ 47,318	(30.4%)	9.0%	7.6%	11.7%
Merger-related expenses (after-tax) [2]	(1,528)	-		(5,924)				
GAAP net income	$ 31,398	$ 23,740		$ 41,394				

[1] Transition pay includes amortization of upfront notes, signing bonuses and retention awards.

[2] A description of merger-related expenses can be found on page 9.

STIFEL FINANCIAL

TWPG Merger-Related Expenses

($ in thousands)	Nine Months Ended 12/31/10 Estimate	Nine Months Ended 12/31/10 Actual	Quarter Ended 3/31/11 Estimate	Quarter Ended 3/31/11 Actual	Quarter Ended 6/30/11 Estimate
Operating expenses:					
Compensation and benefits	$ 180,850	$ 186,034 [1]	$ -	$ (244)	-
Non-comp operating expenses [2]	24,700	19,011	5,000	2,705	3,000 [3]
Total operating expenses	$ 205,550	$ 205,045	$ 5,000	$ 2,461	$ 3,000
After-tax impact (40% effective rate)	$ 123,330	$ 113,975	$ 3,000	$ 1,528	$ 1,800
Impact to diluted EPS (net of tax) [4]	$ (1.93)	$ (1.84)	$ (0.05)	$ (0.02)	$ (0.03)

[1] Includes non-cash compensation expense related to the modification of the deferred compensation plan of $179.5 million and other merger-related expenses.

[2] Actual results include cease-use accruals and operating expenses related to legacy TWPG (primarily market data service fees, professional fees and litigation costs).

[3] Estimated non-comp operating expenses for the quarter ended June 30, 2011 represents merger-related expenses anticipated in the first quarter of 2011 that will carry over into the second quarter of 2011. In addition to the above estimate, we may incur an additional $8.0 to $10.0 million in occupancy costs related to abandonment of certain leased property as a result of our continued integration efforts.

[4] Retroactively adjusted to reflect the three-for-two stock split in April 2011 and calculated using fully-diluted shares outstanding of 63.8 million for the second quarter of 2011.

Segment Comparison

($ in thousands)	Quarter Ended Non-GAAP 3/31/11	GAAP 3/31/10	% Change	Non-GAAP 12/31/10	% Change
Net revenues:					
Global Wealth Management	$ 238,446	$ 199,421	19.6%	$ 236,424	0.9%
Institutional Group	126,994	113,292	12.1%	165,902	(23.5%)
Other	1,179	(683)	272.5%	461	155.8%
	$ 366,619	$ 312,030	17.5%	$ 402,787	(9.0%)
Operating contribution:					
Global Wealth Management	61,472	39,158	57.0%	62,717	(2.0%)
Institutional Group	21,393	27,456	(22.1%)	43,656	(51.0%)
Other	(29,714)	(27,049)	9.9%	(29,994)	(0.9%)
	$ 53,151	$ 39,565	34.3%	$ 76,379	(30.4%)

Global Wealth Management

($ in thousands)	Quarter Ended 3/31/11	3/31/10	% Change	12/31/10	% Change
Commissions	$ 101,762	$ 79,587	27.9%	$ 92,558	9.9%
Principal transactions	56,163	59,871	(6.2%)	58,520	(4.0%)
Asset management & service fees	57,530	40,894	40.7%	56,953	1.0%
Net interest	11,169	11,034	1.2%	10,277	8.7%
Investment banking	6,312	5,302	19.0%	5,015	25.9%
Other income	5,510	2,733	101.6%	13,101	(57.9%)
Net revenues	238,446	199,421	19.6%	236,424	0.9%
Compensation and benefits	142,586	124,738	14.3%	136,009	4.8%
Non-comp operating expenses	34,388	35,525	(3.2%)	37,698	(8.8%)
Total non-interest expenses	176,974	160,263	10.4%	173,707	1.9%
Income before income taxes	$ 61,472	$ 39,158	57.0%	$ 62,717	(2.0%)
Ratios to net revenues:					
Compensation and benefits	59.8%	62.6%		57.5%	
Non-comp operating expenses	14.4%	17.8%		16.0%	
Income before income taxes	25.8%	19.6%		26.5%	

Stifel Bank & Trust

(an operating unit of GWM)

($ in thousands)	Quarter Ended 3/31/11	3/31/10	% Change	12/31/10	% Change
Net revenues:					
Interest	11,203	8,087	38.5%	9,287	20.6%
Other income	1,932	2,113	(8.6%)	3,553	(45.6%)
Total revenues	13,135	10,200	28.8%	12,840	2.3%
Interest expense	4,237	448	845.8%	3,076	37.7%
Total net revenues	8,898	9,752	(8.8%)	9,764	(8.9%)
Compensation and benefits	1,705	1,028	65.9%	1,447	17.8%
Non-comp operating expenses	2,070	4,478	(53.8%)	2,493	(17.0%)
Total non-interest expenses	3,775	5,506	(31.4%)	3,940	(4.2%)
Income before income taxes	$ 5,123	$ 4,246	20.7%	$ 5,824	(12.0%)
Ratios to net revenues:					
Compensation and benefits	19.2%	10.5%		14.8%	
Non-comp operating expenses	23.3%	45.9%		25.5%	
Efficiency ratio [1]	40.3%	57.6%		37.9%	
Income before income taxes	57.6%	43.4%		59.6%	

[1] Non-interest expenses less the provision for loan losses as a percentage of net revenues.

STIFEL FINANCIAL

Stifel Bank & Trust

(an operating unit of GWM)

Low Risk Asset Growth

- Assets of $1.8 billion as of March 31, 2011 remained consistent with December 31, 2010.
- Investment portfolio of $1.2 billion, an increase of 18% from $1.0 billion as of December 31, 2010.
- Loan portfolio of $437.5 million, a decrease of 10% from $485.2 million as of December 31, 2010.
- Deposits of $1.6 billion as of March 31, 2011 remained consistent with December 31, 2010.

Strategy & Opportunity

- Maintain solid asset quality:
  - Non-performing loans to gross loans of 0.19%
  - Non-performing assets to total assets of 0.12%
  - $0.3 million LTM net recoveries
- Offer banking products (securities based loans and mortgage loans) within the GWM client base, including establishing trust services
- Maintain high levels of liquidity to capitalize on opportunities

Interest Earning Assets

	As of			Percent of total		
($ in thousands)	3/31/11	12/31/10	3/31/10	3/31/11	12/31/10	3/31/10
Agency investments	$ 694,930	$ 722,193	$ 409,168	42.6%	48.2%	42.1%
Non-agency investments	495,847	290,521	139,953	30.4%	19.4%	14.4%
Consumer	257,910	266,244	232,266	15.8%	17.8%	23.9%
Mortgage	108,628	166,860	158,149	6.7%	11.1%	16.3%
Commercial	73,172	53,836	33,217	4.5%	3.7%	3.3%
	$ 1,630,487	$ 1,499,654	$ 972,753	100%	100%	100%

STIFEL FINANCIAL

Institutional Group

($ in thousands)	Quarter Ended 3/31/11	3/31/10	% Change	12/31/10	% Change
Commissions	$ 54,025	$ 25,448	112.3%	$ 47,047	14.8%
Principal transactions	36,696	57,549	(36.2%)	35,564	3.2%
Investment banking	35,106	28,918	21.4%	81,583	(57.0%)
Other income [1]	1,167	1,377	(15.3%)	1,708	(31.7%)
Net revenues	126,994	113,292	12.1%	165,902	(23.5%)
Compensation and benefits	77,187	66,304	16.4%	94,300	(18.1%)
Non-comp operating expenses	28,414	19,532	45.5%	27,946	1.7%
Total non-interest expenses	105,601	85,836	23.0%	122,246	(13.6%)
Income before income taxes	$ 21,393	$ 27,456	(22.1%)	$ 43,656	(51.0%)
Ratios to net revenues:					
Compensation and benefits	60.8%	58.5%		56.8%	
Non-comp operating expenses	22.4%	17.3%		16.9%	
Income before income taxes	16.8%	24.2%		26.3%	

[1] Includes net interest and other income.

Institutional Group Revenues

($ in thousands)	Quarter Ended 3/31/11	3/31/10	% Change	12/31/10	% Change	% of Net Revenues 3/31/11	3/31/10	12/31/10
Sales and trading:								
Equity	$ 52,398	$ 38,651	35.6%	$ 46,521	12.6%	41.2%	34.2%	28.0%
Fixed income	38,323	44,346	(13.6%)	36,090	6.2%	30.2%	39.1%	21.8%
	90,721	82,997	9.3%	82,611	9.8%	71.4%	73.3%	49.8%
Investment Banking:								
Capital raising								
Equity	23,005	14,088	63.3%	34,458	(33.2%)	18.1%	12.4%	20.8%
Fixed income	3,041	5,916	(48.6%)	6,216	(51.1%)	2.4%	5.2%	3.7%
	26,046	20,004	30.2%	40,674	(36.0%)	20.5%	17.6%	24.5%
Advisory fees								
Equity	8,387	8,485	(1.2%)	38,119	(78.0%)	6.6%	7.5%	23.0%
Fixed income	673	429	56.9%	2,790	(75.9%)	0.5%	0.4%	1.7%
	9,060	8,914	1.6%	40,909	(77.9%)	7.1%	7.9%	24.7%
Investment Banking	35,106	28,918	21.4%	81,583	(57.0%)	27.6%	25.5%	49.2%
Other revenue [1]	1,167	1,377	(15.3%)	1,708	(31.7%)	1.0%	1.2%	1.0%
Total net revenue	$ 126,994	$ 113,292	12.1%	$ 165,902	(23.5%)	100.0%	100.0%	100.0%

[1] Includes net interest and other income.

STIFEL FINANCIAL

Financial Condition



Statement of Financial Condition
As of March 31, 2011

Total Assets ($ in Billions)



$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$0.8
$1.1
$1.5
$1.6
$3.2
$4.2
$4.5
2005
2006
2007
2008
2009
2010
Q1 2011

Total Capitalization ($ in Billions)



$1.5
$1.2
$0.9
$0.6
$0.3
$0.0
$0.2
$0.1
$0.2
$0.3
$0.1
$0.2
$0.5
$0.1
$0.4
$0.7
$0.1
$0.6
$1.0
$0.1
$0.9
$1.3
$0.1
$1.3
$1.4
$0.1
$1.3
2005
2006
2007
2008
2009
2010
Q1 2011
Trust Preferred Securities
Stockholders Equity

Leverage Ratio



4.0x
3.0x
2.0x
1.0x
0.0x
3.7x
3.7x
2.9x
4.4x
2.7x
2.3x
6.5x
1.9x
3.3x
11.1x
2.4x
3.1x
13.0x
2.0x
3.3x
11.1x
2.3x
2005
2006
2007
2008
2009
2010
Q1 2011
SN & SF
SB&T

Book Value Per Share



Per share information adjusted for April 2011 three-for-two stock split
$30
$25
$20
$15
$10
$5
$0
$6.81
$8.23
$12.24
$15.12
$19.24
$24.42
$24.32
2005
2006
2007
2008
2009
2010
Q1 2011

Capital Structure
As of March 31, 2011

($ in thousands)	
Total Assets	$ 4,537,205
Stockholders' Equity	$ 1,287,007
Debentures to:	
Stifel Financial Capital Trust II - LIBOR plus 1.70%, due 9/30/35	$ 35,000
Stifel Financial Capital Trust III - LIBOR plus 1.85% (fixed at 6.79% until 6/6/12), due 6/6/37	$ 35,000
Stifel Financial Capital Trust IV - LIBOR plus 1.85% (fixed at 6.78% until 9/6/12), due 9/6/37	$ 12,500
Total Debentures *(average 6.64% per annum)*	$ 82,500
Total Capitalization	$ 1,369,507
Ratios:	
Equity to Assets	28.4%
Capitalization to Assets	30.2%
Debentures to Equity	6.4%
Leverage Ratio	3.3x
Equity Capitalization	3.5x

STIFEL FINANCIAL

Level 3 Assets

($ in thousands)	Carrying Value 3/31/11		Carrying Value 12/31/10
Auction Rate Securities (ARS) [1]	$ 91,972		$ 94,795
Stifel Bank & Trust Investments	13,000		-
Trading Securities	14,555	[2]	40,243
Other Investments [3]	38,606		38,502
Level 3 assets (excluding ARS)	66,161		78,745
Total Level 3 assets	$ 158,133		$ 173,540
Percentage of Equity	*12.3%*		*13.8%*
Percentage of Equity (excluding ARS)	*5.1%*		*6.3%*

[1] Includes $11.3 million and $11.4 million, respectively, of ARS held at Stifel Bank & Trust.

[2] Approximately $7.5 million were sold during April 2011.

[3] Includes $30.8 million and $31.3 million, respectively, of investments held by TWPG subsidiaries.

Other Financial Data

	As of			As of	
	3/31/11	3/31/10	% Change	12/31/10	% Change
Total assets (000s):					
Stifel Nicolaus & Stifel Financial	$ 2,749,674	$ 2,112,054	30.2%	$ 2,444,310	12.5%
Stifel Bank	1,787,531	1,115,329	60.3%	1,773,720	0.8%
Total assets	$ 4,537,205	$ 3,227,383	40.6%	$ 4,218,030	7.6%
Total shareholders' equity (000s):					
Stifel Nicolaus & Stifel Financial	$ 1,125,486	$ 779,578	44.4%	$ 1,122,144	0.3%
Stifel Bank	161,521	132,826	21.6%	136,654	18.2%
Total shareholders' equity	$ 1,287,007	$ 912,404	41.1%	$ 1,258,798	2.2%
Leverage ratio:					
Stifel Nicolaus & Stifel Financial	2.3	2.4	(7.1%)	2.0	12.2%
Stifel Bank	11.1	8.4	31.8%	13.0	(14.7%)
Total leverage ratio	3.3	3.2	2.1%	3.1	5.4%
Book value per share [(1)]	$ 24.32	$ 19.67	23.6%	$ 24.42	(0.4%)
Financial advisors [(2)]	1,947	1,900	2.5%	1,935	0.6%
Full-time associates	4,916	4,518	8.8%	4,906	0.2%
Locations	311	294	5.8%	312	(0.3%)
Total client assets (000s)	$ 115,284,000	$ 95,319,000	20.9%	$ 110,593,000	4.2%

[(1)] All per share information has been retroactively adjusted to reflect the April 2011 three-for-two stock split.

[(2)] Includes all retail Financial Advisors.

1st Quarter 2011
Financial Results Presentation

May 9, 2011

STIFEL FINANCIAL